Exhibit 99.39

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-M

KEY PERFORMANCE FACTORS
May 31, 2001



Expected B Maturity 11/15/2004


Blended Coupon 6.6788%


Excess Protection Level
3 Month Average   7.58%
May, 2001   7.42%
April, 2001   7.35%
March, 2001   7.97%


Cash Yield19.67%


Investor Charge Offs 5.45%


Base Rate 6.79%


Over 30 Day Delinquency 4.84%


Seller's Interest 8.52%


Total Payment Rate14.20%


Total Principal Balance$58,203,705,030.43


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$4,958,014,468.94